UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date  of  Report  (Date  of  earliest event reported):
                               November 15, 1999



                           Exigent International, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                       333-5733               59-3379927
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



             -----------------------------------------------------


                                 1225 Evans Road
                          Melbourne, Florida 32904-2314
                                  407-952-7550
    (Address, zip code and telephone number of principal executive offices)


               (Registrant's telephone number including area code)






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Item 5.  Other Events

     On November 12, 1999 Exigent International, Inc. issued a press release announcing that Larry W. Whitfield has been named President of its subsidiary Software Technology, Inc. (STI). The text of the press release is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits

(c)      The following documents are furnished as exhibits to this report:

Exhibit                                                                   Page
Number            Description                                            Number
-------           -----------                                            ------
  99              Press Release of the Registrant,                          4
                  dated November 12, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           Exigent International, Inc.

November 15, 1999          By:   /s/ B.R. Smedley
-----------------             ----------------------------------------------
Date                          B.R. "Bernie" Smedley, Chief Executive Officer




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